Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

MassMutual Asset Finance LLC (“MMAF” or the “Company”)

J.P. Morgan Securities LLC (“J.P. Morgan”)

(together, the “Specified Parties”)

Re: MMAF Equipment Finance LLC 2017-B, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2017 Sep JPM Tape 10.26.17 .xlsx” provided to us by the Company on October 26, 2017 (the “Data File”), containing certain information related to 205 equipment lease and loan receivables (the “Receivables”) and their related attributes as of September 30, 2017 (the “Cut-off Date”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts were within $1.00.

•	The term “Receivable File” means any file containing some or all of the following documents: Lease/Loan Agreement, Assignment Agreement, Specification Agreement, PFSC Transmittal, New Business Reports, Credit Approval Write-Up, Partial Buyout/Pay down of Schedules, Bill of Sale, SuperTrump Booking Run, Certificate of Title, and/or UCC Financing Statement. The Receivable File, furnished to us by the Company, was represented to be either the original Receivable File or a copy of the original Receivable File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International

Cooperative (“KPMG International”), a Swiss entity.

A.	J.P. Morgan, on behalf of the Company, selected 75 Receivables from the Data File (the “Selected Receivables”) on which we were to perform procedures. A listing of the Selected Receivables was provided to us and the Company by J.P. Morgan. For purposes of this procedure, J.P. Morgan, on behalf of the Company, did not inform us as to the basis for how they selected the Receivables on which we were instructed to perform procedures.

B.	For each of the Selected Receivables in the Data File, we compared the attributes listed below to the corresponding information appearing in or derived from a copy of the applicable Receivable File. The Specified Parties indicated that the absence of any of the noted documents, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attributes	Receivable File/Instructions

Payment Frequency	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement, taking into consideration whether the payments were made in advance or in arrears for equipment with the same Contract ID based on the First Rent Date and Payment Dates stated in the respective Receivable File document

Lease Type	Lease/Loan Agreement or Assignment Agreement. The Company instructed us to consider a designation “FIN” to be a finance lease and a designation of “CSA” to be a loan.

Lease Date	“Contract Date” in PFSC Transmittal or New Business Reports

Maturity Date	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement. In the event the Maturity Date was not evident, we were instructed by the Company to recompute the Maturity Date based on the Commencement Date and the Original Term/Lease Term stated in the respective Receivable File document We compared the recomputed Maturity Date to the Maturity Date in the Selected Receivables File.

Original Term	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement taking into consideration the period between the Commencement Date and the First Payment/Rent Date stated in the respective Receivable File document

Remaining Term (Recomputed Remaining Term)	Recompute the Remaining Term based on the Cut-off Date and the Maturity Date shown in the Lease/Loan Agreement, Assignment Agreement, or Specification Agreement. We compared the Recomputed Remaining Term to the Remaining Term in the Selected Receivables File.

Lessee Name	Lease/Loan Agreement or Assignment Agreement

Collateral Type	Credit Approval Write-Up or Bill of Sale for governmental leases

Industry	Credit Approval Write-Up

Attributes	Receivable File/Instructions
Guaranteed RV	Lease/Loan Agreement taking into consideration any residual value insurance for equipment with the same Contract ID stated in the Lease/Loan Agreement

Unguaranteed RV	SuperTrump Booking Run

Lessee State	“Headquarters State” in Credit Approval Write-Up

MMAF Original Equipment Cost	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement

Contract Cashflows	Underlying Lease/Loan Cashflows in the Lease/Loan Agreement, Assignment Agreement, Specification Agreement, or Partial Buyout/Pay down of Schedules

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File.

C.	In addition to the procedures performed described above, for each Selected Receivable, we observed the presence of the following in the Loan Files:

•	We observed the presence of a credit analysis performed by the Company based on a Credit Approval Write-Up document in the Receivable File. We made no representation regarding the sufficiency of the credit analysis performed by the Company to assign credit ratings or make funding decisions.

•	We observed the presence of an original or photocopy of a UCC Financing Statement made to perfect the Company’s security interest in the property under contract in the Receivable File or the presence of an original or photocopy of a Certificate of Title related to the property under contract in the Receivable File. We made no representation regarding the enforcement or standing of such filing.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Data File and the Receivable Files, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

November 2, 2017

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